Exhibit 99.2
UNS Energy Corporation
3rd Quarter 2013 Supplemental Earnings Information
As of November 6, 2013

TABLE OF CONTENTS
Safe Harbor and Non-GAAP Measures	1
Variance Explanation	2
UNS Energy and TEP O&M	4
TEP Operating Statistics	5
TEP Margin Revenues	7
UNS Electric Operating Statistics	9
UNS Gas Operating Statistics	11
Basic & Diluted Shares Outstanding	13
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, which include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other retiree benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UNS Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UNS Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UNS Energy’s future results to differ from current expectations. Please refer to UNS Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UNS ENERGY 3RD QUARTER EARNINGS VARIANCE EXPLANATION

3rd Quarter 2012 UNS Energy Net Income					$50.7
	Three Months Ended September 30,		Change
TEP	2013	2012	Pre-Tax	After Tax
	Millions of Dollars
Utility Gross Margin Components:
Retail Margin Revenues(1)	$206.3	$177.4	$28.9	17.8
L-T Wholesale Margin Revenues(1)	1.6	1.1	0.5	0.3
Transmission Revenues	3.6	3.9	(0.3)	(0.2)
Total	211.5	182.4	29.1	17.9
Other Income Sources:
Operating synergies—Springerville Units 3&4	6.7	3.8	2.9	1.8
Expenses:
Base O&M(1)	57.3	53.5	3.8	2.3
Depreciation	30.3	27.6	2.7	1.7
Amortization	6.1	10.0	(3.9)	(2.4)
Total Other Deductions (Income)	0.6	0.4	0.2	0.1
Total Interest Expense	19.6	22.0	(2.4)	(1.5)
Other Line Item Changes	1.3	0.9	0.4	0.2
Income Tax Expense	38.8	27.2	NM	11.6
TEP Net Income (GAAP)	$64.2	$44.6	NM	$19.6
Change in TEP Net Income					19.6
Other Business Segments—After Tax Amounts
UNS Electric Net Income	$5.3	$6.4	NM	$(1.1)
UNS Gas Net Income	(1.3)	(0.4)	NM	(0.9)
Millennium Energy Holdings Net Income	0.1	0.4	NM	(0.3)
Other and Consolidating Adjustments	(0.3)	(0.3)	NM	—
Total Net Income from Other Business Segments and Consolidating Adjustments	$3.8	$6.1	NM	$(2.3)
Change in UNS Electric, UNS Gas, Millennium Energy Holdings and Other Net Income					(2.3)
3rd Quarter 2013 UNS Energy Net Income					$68.0
(1) Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See the following pages for a reconciliation of these non-GAAP measures.

UNS ENERGY YEAR TO DATE EARNINGS VARIANCE EXPLANATION

YTD September 30, 2012 UNS Energy Net Income					$83.4
	YTD September 30,		Change
TEP	2013	2012	Pre-Tax	After Tax
	Millions of Dollars
Utility Gross Margin Components:
Retail Margin Revenues(1)	$461.4	$428.9	$32.5	19.9
L-T Wholesale Margin Revenues(1)	5.3	3.0	2.3	1.4
Transmission Revenues	11.1	11.6	(0.5)	(0.3)
Total	477.8	443.5	34.3	21.0
Other Income Sources:
Operating synergies—Springerville Units 3&4	17.6	15.2	2.4	1.5
Expenses:
Base O&M(1)	179.3	173.5	5.8	3.6
Depreciation	87.7	82.7	5.0	3.1
Amortization	24.4	29.6	(5.2)	(3.2)
PPFAC Adjustment(2)	3.0	—	3.0	1.8
Total Other Deductions (Income)	1.7	0.1	1.6	1.0
Total Interest Expense	59.5	65.6	(6.1)	(3.7)
Other Line Item Changes	1.7	2.8	(1.1)	(0.7)
Income Tax Expense(3)	41.7	39.4	NM	2.3
TEP Net Income (GAAP)	$96.4	$65.0	NM	$31.4
Change in TEP Net Income					31.4
Other Business Segments—After Tax Amounts
UNS Electric Net Income	$11.3	$13.7	NM	$(2.4)
UNS Gas Net Income	6.4	5.1	NM	1.3
Millennium Energy Holdings Net Income	0.4	1.7	NM	(1.3)
Other and Consolidating Adjustments	(0.5)	(2.1)	NM	1.6
Total Net Income from Other Business Segments and Consolidating Adjustments	$17.6	$18.4	NM	$(0.8)
Change in UNS Electric, UNS Gas, Millennium Energy Holdings and Other Net Income					(0.8)
YTD September 30, 2013 UNS Energy Net Income					$114.0
(1) Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See the following pages for a reconciliation of these non-GAAP measures.
(2) A one-time credit to retail customers that was approved in TEP's recently completed rate case, recorded to fuel expense during the second quarter of 2013.
(3) A $10.8 million reduction to income tax expense related to a regulatory asset that was recorded during the second quarter of 2013 for deferred tax expenses that will be recovered in future periods.

UNS ENERGY AND TEP O&M

UNS Energy	Three Months Ended September 30,		YTD September 30,
O&M Components	2013	2012	2013	2012
	Millions of Dollars		Millions of Dollars
UNS Energy Base O&M (Non-GAAP) (1)	67.8	61.0	$208.3	$198.2
Reimbursed O&M Related to Springerville Units 3 and 4	18.4	26.0	48.6	52.6
O&M Related to Customer-funded Renewable Energy and DSM Programs	7.0	11.3	21.3	32.8
UNS Energy O&M (GAAP)	$93.2	$98.3	$278.2	$283.6

TEP	Three Months Ended September 30,		YTD September 30,
O&M Components	2013	2012	2013	2012
	Millions of Dollars		Millions of Dollars
TEP Base O&M (Non-GAAP) (1)	$57.3	$53.5	$179.3	$173.5
O&M Included in Other Expense	(2.2)	(1.3)	(5.7)	(3.4)
Reimbursed O&M Related to Springerville Units 3 and 4	18.4	26.0	48.6	52.6
O&M Related to Customer-funded Renewable Energy and DSM Programs	5.8	8.7	17.0	25.4
TEP O&M (GAAP)	$79.3	$86.9	$239.2	$248.1

(1) Base O&M, a non-GAAP financial measure, should not be considered as an alternative to Other O&M, which is determined in accordance with GAAP. We believe Base O&M provides useful information to investors because it represents the fundamental level of operating and maintenance expense related to our core utility business. Base O&M excludes expenses that are directly offset by revenues collected from customers and other third parties.

TEP—OPERATING STATISTICS

	Three Months Ended September 30,
	2013	2012	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	371,354	368,460	2,894	0.8%
Commercial	37,821	37,589	232	0.6%
Industrial	622	633	(11)	(1.7)%
Mining	4	4	—	NM
Other	1,847	1,824	23	1.3%
Total	411,648	408,510	3,138	0.8%
RETAIL SALES—MWH
Residential	1,353,883	1,332,086	21,797	1.6%
Commercial	651,597	648,085	3,512	0.5%
Industrial	621,490	615,829	5,661	0.9%
Mining	275,212	274,818	394	0.1%
Other	7,068	6,686	382	5.7%
Total	2,909,250	2,877,504	31,746	1.1%
RETAIL USAGE—KWH/CUSTOMER
Residential	3,646	3,615	31	0.9%
Commercial	17,228	17,241	(13)	(0.1)%
Industrial	999,180	972,874	26,306	2.7%
Mining	68,803,000	68,704,500	98,500	0.1%
Other	3,827	3,666	161	4.4%
Total	7,067	7,044	23	0.3%
WEATHER—COOLING DEGREE DAYS
Actual	1,042	957	85	8.9%
10-Year Average	992	990
% Change Actual vs. 10-Year Avg.	5.0%	(3.3)%
ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Hub—$/MWh
On Peak	$41.21	$35.85	$5.36	15.0%
Off Peak	$27.20	$21.50	$5.70	26.5%
Avg. Natural Gas Prices
Permian Index—$/MMBtu	$3.45	$2.78	$0.67	24.1%
Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

TEP—OPERATING STATISTICS

	Nine Months Ended September 30,
	2013	2012	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	370,515	367,896	2,619	0.7%
Commercial	37,741	37,557	184	0.5%
Industrial	623	633	(10)	(1.6)%
Mining	4	4	—	NM
Other	1,839	1,821	18	1.0%
Total	410,722	407,911	2,811	0.7%
RETAIL SALES—MWH
Residential	3,148,657	3,084,784	63,873	2.1%
Commercial	1,701,568	1,682,071	19,497	1.2%
Industrial	1,637,541	1,628,532	9,009	0.6%
Mining	803,366	817,611	(14,245)	(1.7)%
Other	23,029	22,529	500	2.2%
Total	7,314,161	7,235,527	78,634	1.1%
RETAIL USAGE—KWH/CUSTOMER
Residential	8,498	8,385	113	1.3%
Commercial	45,085	44,787	298	0.7%
Industrial	2,628,477	2,572,720	55,757	2.2%
Mining	200,841,500	204,402,750	(3,561,250)	(1.7)%
Other	12,523	12,372	151	1.2%
Total	17,808	17,738	70	0.4%
WEATHER—COOLING DEGREE DAYS
Actual	1,619	1,523	96	6.3%
10-Year Average	1,456	1,443
% Change Actual vs. 10-Year Avg.	11.2%	5.5%
HEATING DEGREE DAYS
Actual	983	790	193	24.4%
10-Year Average	867	845
% Change Actual vs. 10-year Avg.	13.4%	(6.5)%
ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Hub—$/MWh
On Peak	$37.16	$28.91	$8.25	28.5%
Off Peak	$27.30	$19.18	$8.12	42.3%
Avg. Natural Gas Prices
Permian Index—$/MMBtu	$3.57	$2.46	$1.11	45.1%
Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

TEP—RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended September 30,
	2013	2012	Incr (Decr)	% Change
RETAIL REVENUES—$ MILLIONS
Retail Margin Revenues:(1)
Residential	$102.0	$88.8	13.2	14.9%
Commercial	62.7	52.3	10.4	19.9%
Industrial	30.6	27.3	3.3	12.1%
Mining	10.6	8.6	2.0	23.3%
Other	0.4	0.4	—	—%
Total	$206.3	$177.4	$28.9	16.3%
RES, DSM and, ECA Revenues	10.4	10.5	(0.1)	(1.0)%
Fuel and Purchased Power Revenues:
Recovered from Customers	93.9	115.1	(21.2)	(18.4)%
Total Retail Revenues	$310.6	$303.0	$7.6	2.5%
RETAIL REVENUES—CENTS / KWH
Average Retail Margin Rate (Cents/kWh):
Residential	7.53	6.67	0.86	12.9%
Commercial	9.62	8.07	1.55	19.2%
Industrial	4.92	4.43	0.49	11.1%
Mining	3.85	3.13	0.72	23.0%
Other	5.66	5.98	(0.32)	(5.4)%
Average Retail Margin Revenue	7.09	6.17	0.92	14.9%
Average RES & DSM Revenue	0.36	0.36	—	NM
Average Fuel and Purchased Power Revenue
Recovered from Customers	3.23	4.00	(0.77)	(19.3)%
Total Average Retail Revenue	10.68	10.53	0.15	1.4%
LONG-TERM WHOLESALE MARGIN (Non-GAAP)—$ MILLIONS(2)
Long-Term Wholesale Margin Revenues (Non-GAAP)	$1.6	$1.1	$0.5	45.5%
Fuel and Purchased Power Expense Allocated to Long-Term Wholesale Revenues	4.1	5.6	(1.5)	(26.8)%
Long-Term Wholesale Revenues	$5.7	$6.7	$(1.0)	(14.9)%
Wholesale Transmission Revenues	3.6	3.9	(0.3)	(7.7)%
Short-term Wholesale Revenues	17.3	14.8	2.5	16.9%
Electric Wholesale Sales (GAAP)	$26.6	$25.4	$1.2	4.7%
(1) Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.
(2) Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP’s long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

TEP—RETAIL AND WHOLESALE MARGIN REVENUES

	Nine Months Ended September 30,
	2013	2012	Incr (Decr)	% Change
RETAIL REVENUES—$ MILLIONS
Retail Margin Revenues:(1)
Residential	$217.4	$201.5	15.9	7.9%
Commercial	143.5	132.3	11.2	8.5%
Industrial	74.1	70.8	3.3	4.7%
Mining	25.1	23.1	2.0	8.7%
Other	1.3	1.2	0.1	8.3%
Total	$461.4	$428.9	$32.5	7.6%
RES, DSM and, ECA Revenues	33.0	31.9	1.1	3.4%
Fuel and Purchased Power Revenues:
Recovered from Customers	244.8	256.2	(11.4)	(4.4)%
Total Retail Revenues	$739.2	$717.0	$22.2	3.1%
RETAIL REVENUES—CENTS / KWH
Average Retail Margin Rate (Cents/kWh):
Residential	6.90	6.53	0.37	5.7%
Commercial	8.43	7.87	0.56	7.1%
Industrial	4.53	4.35	0.18	4.1%
Mining	3.12	2.83	0.29	10.2%
Other	5.65	5.33	0.32	6.0%
Average Retail Margin Revenue	6.31	5.93	0.38	6.4%
Average RES & DSM Revenue	0.45	0.44	0.01	2.3%
Average Fuel and Purchased Power Revenue
Recovered from Customers	3.35	3.54	(0.19)	(5.4)%
Total Average Retail Revenue	10.11	9.91	0.20	2.0%
LONG-TERM WHOLESALE MARGIN (Non-GAAP)—$ MILLIONS(2)
Long-Term Wholesale Margin Revenues (Non-GAAP)	$5.3	$3.0	$2.3	76.7%
Fuel and Purchased Power Expense Allocated to Long-Term Wholesale Revenues	13.6	15.3	(1.7)	(11.1)%
Long-Term Wholesale Revenues	$18.9	$18.3	$0.6	3.3%
Wholesale Transmission Revenues	11.1	11.6	(0.5)	(4.3)%
Short-term Wholesale Revenues	60.5	47.6	12.9	27.1%
Electric Wholesale Sales (GAAP)	$90.5	$77.5	$13.0	16.8%
(1) Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.
(2) Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP’s long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

UNS ELECTRIC—OPERATING STATISTICS

	Three Months Ended September 30,
	2013	2012	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	81,376	80,860	516	0.6%
Commercial	10,570	10,476	94	0.9%
Industrial	18	21	(3)	(14.3)%
Mining	2	2	—	—%
Other	561	473	88	18.6%
Total	92,527	91,832	695	0.8%
RETAIL SALES—MWH
Residential	286,869	290,308	(3,439)	(1.2)%
Commercial	171,261	171,800	(539)	(0.3)%
Industrial	49,777	58,228	(8,451)	(14.5)%
Mining	16,270	19,881	(3,611)	(18.2)%
Other	427	390	37	9.5%
Total	524,604	540,607	(16,003)	(3.0)%
RETAIL USAGE—KWH/CUSTOMER
Residential	3,525	3,590	(65)	(1.8)%
Commercial	16,203	16,399	(196)	(1.2)%
Industrial	2,765,389	2,772,762	(7,373)	(0.3)%
Mining	8,135,000	9,940,500	(1,805,500)	(18.2)%
Other	761	825	(64)	(7.8)%
Total	5,670	5,887	(217)	(3.7)%
RETAIL REVENUES—MILLIONS
Retail Margin Revenues:
Residential	$10.8	$10.9	$(0.1)	(0.9)%
Commercial	7.7	7.7	—	—%
Industrial	1.9	2.3	(0.4)	(17.4)%
Mining	0.8	1.6	(0.8)	(50.0)%
Other	0.1	0.1	—	—%
Total Retail Margin Revenues (Non-GAAP)(1)	$21.3	$22.6	$(1.3)	(5.8)%
RES & DSM Revenues	1.7	2.7	(1.0)	(37.0)%
Fuel and Purchased Power Revenues	28.6	25.3	3.3	13.0%
Total Retail Revenues	$51.6	$50.6	$1.0	2.0%
WEATHER—COOLING DEGREE DAYS
Actual	1,840	1,969	(129)	(6.6)%
10-Year Average	1,975	1,972
% Change Actual vs. 10-Year Avg.	(6.8)%	(0.2)%

(1)Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

UNS ELECTRIC—OPERATING STATISTICS

	Nine Months Ended September 30,
	2013	2012	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	81,351	80,814	537	0.7%
Commercial	10,555	10,447	108	1.0%
Industrial	18	21	(3)	(14.3)%
Mining	2	2	—	—%
Other	542	461	81	17.6%
Total	92,468	91,745	723	0.8%
RETAIL SALES—MWH
Residential	678,250	665,534	12,716	1.9%
Commercial	468,384	470,326	(1,942)	(0.4)%
Industrial	141,156	166,673	(25,517)	(15.3)%
Mining	45,502	75,067	(29,565)	(39.4)%
Other	1,354	1,199	155	12.9%
Total	1,334,646	1,378,799	(44,153)	(3.2)%
RETAIL USAGE—KWH/CUSTOMER
Residential	8,337	8,235	102	1.2%
Commercial	44,376	45,020	(644)	(1.4)%
Industrial	7,842,000	7,936,810	(94,810)	(1.2)%
Mining	22,751,000	37,533,500	(14,782,500)	(39.4)%
Other	2,498	2,601	(103)	(4.0)%
Total	14,434	15,029	(595)	(4.0)%
RETAIL REVENUES—MILLIONS
Retail Margin Revenues:
Residential	$25.9	$25.5	$0.4	1.6%
Commercial	21.7	21.8	(0.1)	(0.5)%
Industrial	5.8	6.9	(1.1)	(15.9)%
Mining	3.3	5.0	(1.7)	(34.0)%
Other	0.2	0.1	0.1	100%
Total Retail Margin Revenues (Non-GAAP)(1)	$56.9	$59.3	$(2.4)	(4.0)%
RES & DSM Revenues	5.5	8.3	(2.8)	(33.7)%
Fuel and Purchased Power Revenues	67.0	66.4	0.6	0.9%
Total Retail Revenues	$129.4	$134.0	$(4.6)	(3.4)%
WEATHER—COOLING DEGREE DAYS
Actual	3,144	3,243	(99)	(3.1)%
10-Year Average	3,049	3,073
% Change Actual vs. 10-Year Avg.	3.1%	5.5%
HEATING DEGREE DAYS
Actual	1,258	1,117	141	12.6%
10-Year Average	1,239	1,253
% Change Actual vs. 10-Year Avg.	1.5%	(10.9)%

(1)Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

UNS GAS —OPERATING STATISTICS

	Three Months Ended September 30,
	2013	2012	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	136,009	134,581	1,428	1.1%
Commercial	11,264	11,197	67	0.6%
All Other	1,124	1,140	(16)	(1.4)%
Total	148,397	146,918	1,479	1.0%
RETAIL SALES—THOUSANDS OF THERMS
Residential	5,445	5,056	389	7.7%
Commercial	4,140	3,922	218	5.6%
All Other	667	589	78	13.2%
Total	10,252	9,567	685	7.2%
RETAIL USAGE—THERMS/CUSTOMER
Residential	40	38	2	5.3%
Commercial	368	350	18	5.1%
All Other	593	517	76	14.7%
Total	69	65	4	6.2%
RETAIL REVENUES—MILLIONS
Retail Margin Revenues:
Residential	$6.0	$5.8	$0.2	3.4%
Commercial	1.8	1.8	—	—%
All Other	0.2	0.2	—	—%
Total Retail Margin Revenues (Non-GAAP)(1)	$8.0	$7.8	$0.2	2.6%
DSM Revenues	0.2	0.4	(0.2)	(50.0)%
Transport/NSP Revenues	4.3	4.7	(0.4)	(8.5)%
Fuel Revenues:
Recovered from Customers	5.2	5.0	0.2	4.0%
Total Gas Revenues	$17.7	$17.9	$(0.2)	(1.1)%
WEATHER—HEATING DEGREE DAYS
Actual	101	54	47	87.0%
10-Year Average	72	74
% Change Actual vs. 10-Year Avg.	40.3%	(27.0)%
(1)Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

UNS GAS —OPERATING STATISTICS

	Nine Months Ended September 30,
	2013	2012	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	136,158	134,761	1,397	1.0%
Commercial	11,372	11,284	88	0.8%
All Other	1,130	1,142	(12)	(1.1)%
Total	148,660	147,187	1,473	1.0%
RETAIL SALES—THOUSANDS OF THERMS
Residential	49,146	44,434	4,712	10.6%
Commercial	21,030	19,740	1,290	6.5%
All Other	5,811	5,170	641	12.4%
Total	75,987	69,344	6,643	9.6%
RETAIL USAGE—THERMS/CUSTOMER
Residential	361	330	31	9.4%
Commercial	1,849	1,749	100	5.7%
All Other	5,142	4,527	615	13.6%
Total	511	471	40	8.5%
RETAIL REVENUES—MILLIONS
Retail Margin Revenues:
Residential	$28.9	$26.6	$2.3	8.6%
Commercial	8.0	7.4	0.6	8.1%
All Other	1.6	1.4	0.2	14.3%
Total Retail Margin Revenues (Non-GAAP)(1)	$38.5	$35.4	$3.1	8.8%
DSM Revenues	0.6	0.7	(0.1)	(14.3)%
Transport/NSP Revenues	13.1	12.2	0.9	7.4%
Fuel Revenues:
Recovered from Customers	39.0	41.7	(2.7)	(6.5)%
Total Gas Revenues	$91.2	$90.0	$1.2	1.3%
WEATHER—HEATING DEGREE DAYS
Actual	2,769	2,504	265	10.6%
10-Year Average	2,715	2,728
% Change Actual vs. 10-Year Avg.	2.0%	(8.2)%
(1)Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Gas Revenues, which is determined in accordance with GAAP. Retail Margin Revenues excludes revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	Thousands of Dollars
Numerator:
Net Income	$67,990	$50,664	$113,953	$83,414
Income from Assumed Conversion of Convertible Senior Notes (1)	—	—	—	1,100
Adjusted Net Income Available for Diluted Common Stock Outstanding	$67,990	$50,664	$113,953	$84,514

	Thousands of Shares
Denominator:
Weighted Average Shares of Common Stock Outstanding:
Common Shares Issued	41,472	41,290	41,427	39,835
Fully Vested Deferred Stock Units	178	156	169	148
Total Weighted Average Common Stock Outstanding – Basic	41,650	41,446	41,596	39,983
Effect of Dilutive Securities:
Convertible Senior Notes (1)	—	—	—	1,417
Options and Stock Issuable Under Share-Based Compensation Plans	378	417	345	319
Total Weighted Average Common Stock Outstanding – Diluted	42,028	41,863	41,941	41,719

(1) In 2012, the Convertible Senior Notes were converted to Common Stock or redeemed for cash.

We excluded the following outstanding stock options, with an exercise price above market, and contingently issuable shares from our diluted EPS computation as their effect would be anti-dilutive:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	Thousands of Shares
Stock Options	—	—	—	67
Restricted Stock Units	—	—	8	—
Total Anti-Dilutive Shares Excluded from the Diluted EPS Computation	—	—	8	67